PILGRIM(SM)
---------------------------
FUNDS FOR SERIOUS INVESTORS


                                                                      Prospectus
                                                      Institutional Class Shares
                                                                       (Class I)
                                                                 January 4, 2000

                                                 Pilgrim Research Enhanced Index
                                                    Pilgrim Growth Opportunities
                                                    Pilgrim MidCap Opportunities
                                                  Pilgrim SmallCap Opportunities










This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC]
OBJECTIVE      These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy,
[GRAPHIC]      and risks.
INVESTMENT
STRATEGY

               You'll also find:

[GRAPHIC]      How the Fund has performed. A chart that shows the Fund's
RISKS          financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]      What you pay to invest. A list of the fees and expenses you pay
HOW THE        -- both directly and indirectly -- when you invest in a Fund.
FUND HAS
PERFORMED


Pilgrim Research Enhanced Index                                                2
Pilgrim Growth Opportunities                                                   4
Pilgrim MidCap Opportunities                                                   6
Pilgrim SmallCap Opportunities                                                 8

What you pay to invest                                                        10
Shareholder guide                                                             11
Management of the Funds                                                       14
Dividends, distributions and taxes                                            16
More information about risks                                                  17
Financial highlights                                                          20
Where to go for more information                                      Back cover

                                                          Adviser
                                                          Pilgrim Advisors, Inc.
                                                          Sub-Adviser
                                                          J.P. Morgan Investment
PILGRIM RESEARCH ENHANCED INDEX FUND                      Management
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests primarily in large companies that make up the S&P 500 Index. Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500. It may also invest in other common stocks not included in the S&P 500. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to S&P 500 options).

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented HERE IT ISFund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


2    Pilgrim Research Enhanced Index Fund

                                            PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

This Fund does not have a performance history because it was formed on December 30, 1998.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                       Pilgrim Research Enhanced Index Fund    3

                                                          Adviser
PILGRIM GROWTH OPPORTUNITIES FUND                         Pilgrim Advisors, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager believes have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market  Trends -- from time to time,  the stock  market may not favor the growth
securities  in  which  the  Fund  invests.   Rather,   the  market  could  favor
value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


4    Pilgrim Growth Opportunities Fund

                                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by year total returns (%)(1)

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                        24.06

Best and worst quarterly performance during this period:
4th quarter 1998: up 31.51%
3rd quarter 1998: down 15.23%

The Fund's year-to-date total return as of September 30, 1999 was 39.36%.

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index.

Average annual total returns

                                           S&P
                                           500
                           Class I       Index(2)
                           -------       --------
One year, ended
December 31, 1998           24.06%        28.57%
Since Inception(3)          28.08%        34.04%

----------
(1)  These figures are as of December 31 1998.
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization U.S. companies.
(3)  The class commenced operations on March 31, 1997.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                          Pilgrim Growth Opportunities Fund    5

                                                          Adviser
PILGRIM MIDCAP OPPORTUNITIES FUND                         Pilgrim Advisors, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests primarily in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the S&P MidCap 400 Index. As of November 30, 1999, the market capitalization of companies in the S&P MidCap 400 ranged from $195 million to $23 billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 changes.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


6    Pilgrim MidCap Opportunities Fund

                                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

This Fund does not have a performance history because it was formed on August 20, 1998.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                          Pilgrim MidCap Opportunities Fund    7

                                                          Adviser
PILGRIM SMALLCAP OPPORTUNITIES FUND                       Pilgrim Advisors, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The median market capitalization of companies held by the Fund as of September 30, 1999 was $1.1 billion.

The portfolio manager uses a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


8    Pilgrim SmallCap Opportunities Fund

                                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by year total returns (%)(1)(2)

 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
22.85%  -8.18%  57.92%  15.19%  20.81%  -4.21%  11.99%  18.16%  14.94%   7.59%

Best and worst quarterly performance during this period:

4th quarter 1998: up 28.84%

3rd quarter 1998: down 24.07%

The Fund's year-to-date total return as of September 30, 1999 was 46.88%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average annual total returns
                                                       Russell
                                                         2000
                                      Class A(3)       Index(4)
                                      ----------       --------
One year, ended
December 31, 1998                        1.42%          -2.54%
Since inception(5)                      12.93%          11.33%

----------
(1)  These figures are as of December 31 of each year.
(2) Because Class I shares were first offered in 1999, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) This table shows performance of the Class A shares of the Fund, because Class I shares of the Fund were not offered as of December 31, 1998. See footnote (2) to the bar chart above.
(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(5)  Class A commenced operations on June 5, 1995.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                        Pilgrim SmallCap Opportunities Fund    9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees you pay directly                                                   Class I
---------------------                                                   -------
Maximum sales charge on your investment
(as a % of offering price)                                                none

Maximum deferred sales charge
(as a % of purchase or sales price,
whichever is less)                                                        none

Operating expenses paid each year by the Funds(1)
(as a % of average net assets)

Class I
                                         Distribution                   Total
                                          and service                    Fund
                          Management       (12b-1)         Other       operating
Fund                         fee             fees         expenses     expenses
----                      ----------     ------------     --------     --------
Research Enhanced Index      0.70%            --            0.53%        1.23%
Growth Opportunities         0.75             --            0.25         1.00
MidCap Opportunities         1.00             --            0.52         1.52
SmallCap Opportunities       0.75             --            0.42         1.17

----------
(1) These tables show the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year.

Examples

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class I

Fund                         1 year     3 years     5 years     10 years
----                         ------     -------     -------     --------
Research Enhanced Index       $125        $390        $676       $1,489
Growth Opportunities           102         318         552        1,225
MidCap Opportunities           155         480         829        1,813
SmallCap Opportunities         119         372         644        1,420


10   What You Invest to Pay

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

* The minimum initial investment for Class I Shares is $1,000,000. Class I Shares are only available to certain defined benefit plans, insurance companies and foundations investing for their own account.

* The minimum amount of each Class I investment after your first one is $100,000.

* We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

*    We have the right to refuse a request to buy shares.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

                            Initial                        Additional
   Method                  Investment                      Investment
   ------                  ----------                      ----------
By Contacting         An investment                   Visit or consult an
Your                  professional with an            investment
Investment            authorized firm                 professional.
Professional          can help you establish
                      and maintain your
                      account.

By Mail               Visit or consult an             Fill out the Account
                      investment                      Additions form
                      professional. Make              included on the bottom
                      your check payable to           of your account
                      the Pilgrim Funds and           statement along with
                      mail it, along with a           your check payable to
                      completed Application.          the Fund and mail
                      Please indicate your            them to the address on
                      investment professional         the account statement.
                      on the New Account              Remember to write
                      Application                     your account number
                                                      on the check.

By Wire               Call the Pilgrim                Wire the funds in the
                      Operations Department           same manner described
                      at (800) 336-3436 to            under "Initial
                      obtain an account               Investment."
                      number and indicate
                      your investment
                      professional on the
                      account.

                      Instruct your bank to
                      wire funds to the Fund
                      in the care of:

                      Investors Fiduciary
                      Trust Co.
                      ABA #101003621
                      Kansas City,  MO
                      credit  to:_______
                      (the Fund)
                      A/C #751-8315; for
                      further credit
                      to:______________
                      Shareholder
                      A/C #____________
                      (A/C # you received
                      over the telephone)
                      Shareholder Name:
                      _________________
                      (Your Name Here)

                      After wiring funds you
                      must complete the
                      Account Application
                      and send it to:

                      Pilgrim Funds
                      P.O. Box 219368
                      Kansas City, MO
                      64121-6368


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    11

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

       Method                               Procedures
       ------                               ----------
By Contacting Your        You   may   redeem   by   contacting  your  investment
Investment Professional   professional.  Investment professionals may charge for
                          their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          Pilgrim Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-6368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --           You  may  redeem  shares  by telephone on all accounts
Expedited Redemption      other  than  retirement accounts, unless you check the
                          box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing
                          Agent at (800) 992-0180.

                          Receiving Proceeds By Check:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                          Receiving Proceeds By Wire:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


12   Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class I of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    13

MANAGEMENT
OF THE FUNDS                                                             ADVISER
--------------------------------------------------------------------------------

Pilgrim Advisors, Inc. (formerly Northstar Investment Management Corporation) (Pilgrim Advisors) is a registered investment adviser that currently manages over $4 billion in mutual funds and institutional accounts. Pilgrim Advisors is a wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE:RLR). Through its subsidiaries, Reliastar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education. Pilgrim Advisors' principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Pilgrim Advisors has overall responsibility for management of the Funds. The adviser provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Pilgrim Advisors receives a monthly fee for its services based on the average daily net assets of each of the Funds it manages.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

Fund                            Advisory Fee
----                            ------------
Research Enhanced Index             0.70%
Growth Opportunities                0.75
MidCap Opportunities                1.00
SmallCap Opportunities              0.75

Pilgrim Advisors Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund and MidCap
Opportunities Fund.

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund:

Mary Lisanti has co-managed the MidCap Opportunities Fund since the Fund was formed in August 1998 and has managed or co-managed the Growth Opportunities Fund since August 1998. She joined Pilgrim Advisors in May 1998.

Ms. Lisanti has over 20 years of experience in small and mid-cap investments. Before joining Pilgrim Advisors, Ms. Lisanti was a portfolio manager at Strong Capital Management where she managed the Strong Small Cap Fund and co-managed the Strong Mid Cap Fund. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund and the BT Capital Appreciation Fund. Prior to Bankers Trust, Ms. Lisanti was a portfolio manager with the Evergreen Funds. She began her career as an Analyst specializing in emerging growth stocks with Donaldson, Lufkin & Jenrette and Shearson Lehman Hutton, and was ranked the number one Institutional Investor Emerging Growth Stock Analyst in 1989. She is a Chartered Financial Analyst, and a Member of the New York Society of Security Analysts and the Financial Analyst Federation.

Jeffrey Bernstein has co-managed the MidCap Opportunities Fund since the Fund was formed in August 1998 and has co-managed the Growth Opportunities Fund since January 2000. He joined Pilgrim Advisors in May 1998.

Mr. Bernstein has over 10 years of experience in small and mid-cap investments. Before joining Pilgrim Advisors, Mr. Bernstein was a portfolio manager at Strong Capital Management where he co-managed the Strong MidCap Fund. From November 1995 to February 1997, Mr. Bernstein was a portfolio manager with Berkeley Capital. From September 1993 to November 1995, Mr. Bernstein was an Assistant Portfolio Manager at Bankers Trust
Corp. Prior to Bankers Trust, Mr. Bernstein was an Analyst for Cowen & Co.

SmallCap Opportunities Fund

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.


14   Management of the Funds

                                                                      MANAGEMENT
SUB-ADVISER                                                         OF THE FUNDS
--------------------------------------------------------------------------------

For the following Fund, Pilgrim Advisors has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Adviser is among the most respected institutional investment advisers in the world, and has been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $326 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Timothy Devlin has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

James Wiess has co-managed the Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group with the responsibility of portfolio rebalancing and research and development of structured equities strategies.

Mr. Wiess has over 16 years of investment management experience. Before joining J.P. Morgan in 1992, Mr. Wiess was a Stock Index Arbitrager for seven years at Oppenheimer & Co. and a Consultant for Data Resources. He is a Chartered Financial Analyst.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    15

DIVIDENDS,
DISTRIBUTIONS
AND TAXES                                                        DIVIDENDS/TAXES
--------------------------------------------------------------------------------

Dividends

The Funds distribute most or all of their net earnings and net capital gains to shareholders annually in the form of dividends.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I Shares of a Fund invested in another Pilgrim Fund which offers the Class.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S.
federal income tax liability.


16   Dividends, Distributions and Taxes

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.

Many of the investment techniques and strategies discussed in this prospectus and in the Statement of Additional Information are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The adviser or sub-adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Inability to Sell Securities. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies. Each Fund, except as limited in the Statement of Additional Information, may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities, except as limited in the Statement of Additional Information. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Temporary Defensive Strategies. When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Portfolio Turnover. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     17

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

OTHER RISKS

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Lending Portfolio Securities. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.


18   More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Year 2000 Compliance

Like other financial organizations, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Pilgrim Advisors has taken steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps have been taken by the Funds' other major service providers. It is not anticipated that the Funds will directly bear any material costs associated with Pilgrim Advisors' and the Funds' other service providers efforts to become Year 2000 compliant. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies, generally. Foreign issuers may be more susceptible to risks associated with the Year 2000 Problem than domestic issuers.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     19

                                                                       Financial
                                                                      Highlights
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Financial
Highlights                                  PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

The following chart shows the Fund's financial performance for Class I shares. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                   Class I(1)
                                                                   Year ended
                                                                October 31, 1999
                                                                ----------------
Operating performance:
 Net asset value at the beginning of the period                     $ 10.00
 Net investment income                                                 0.06
 Net realized and unrealized gain on investments                       1.11
 Total from investment operations                                      1.17
 Net asset value at the end of the period                             11.17
 Total investment return(2)                                           11.70%

Ratios and supplemental data:
 Net assets at the end of the period ($000s)                        $27,927
 Ratio of net expenses to average net assets(3)                        0.98%
 Ratio of net expense reimbursement to average net assets(3)           0.25%
 Ratio of net investment income to average net assets(3)               0.62%
 Portfolio turnover rate                                                 26%

----------
(1)  Class I commenced operations on December 30, 1998.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                     Pilgrim Research Enhanced Index Fund     21

                                                                       Financial
PILGRIM GROWTH OPPORTUNITIES FUND                                     Highlights
--------------------------------------------------------------------------------

The following chart shows the Fund's financial performance for Class I shares. The figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                Class I
                                                    -------------------------------
                                                    Six
                                                   months
                                                    ended      Year ended December 31,
                                                  June 30,     -----------------------
                                                    1999         1998       1997(1)
                                                    ----         ----       -------
                                                 (unaudited)
Operating performance:
 Net asset value at the beginning of the period   $  26.28     $ 21.36     $  17.90
 Net investment income (loss)                        (0.09)      (0.05)        0.01
 Net realized and unrealized gain on
   investments                                        7.89        5.18         4.30
 Total from investment operations                     7.80        5.13         4.31
 Dividends from net realized gain on
   investments sold                                     --       (0.21)       (0.85)
 Total distributions                                  0.00       (0.21)       (0.85)
 Net asset value at the end of the period            34.08       26.28        21.36
 Total investment return(2)                          29.60%      24.06%       24.29%

Ratios and supplemental data:
 Net assets at the end of the period ($000s)      $107,971     $83,233     $113,529
 Ratio of expenses to average net assets(3)           1.00%       1.00%        1.02%
 Ratio of net investment income (loss) to
   average net assets(3)                             (0.64)%     (0.13)%       0.08%
 Portfolio turnover rate                               170%         98%          32%

----------
(1)  Class I commenced operations on March 31, 1997.
(2)  Assumes dividends have been reinvested.
(3)  Annualized


22   Pilgrim Growth Opportunities Fund

Financial
Highlights                                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The following chart shows the Fund's financial performance by Class I shares. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                             Class I
                                                     ------------------------
                                                     Six months
                                                        ended       Year ended
                                                    June 30, 1999   December 31,
                                                     (unaudited)      1998(1)
                                                     -----------      -------
Operating performance
 Net asset value at the beginning of the period       $ 12.99         $ 10.00
 Net investment loss                                    (0.09)          (0.02)
 Net realized and unrealized gain on
   investments                                           4.37            3.01
 Total from investment operations                        4.28            2.99
 Net asset value at the end of the period               17.27           12.99
 Total investment return(2):                            32.95%         29.90%

Ratios and supplemental data
 Net assets at the end of the period ($000s)          $44,472         $33,441
 Ratio of net expenses to average net assets(3)          1.50%           1.50%
 Ratio of expense reimbursement to average net
   assets(3):                                            0.02%           0.51%
 Ratio of net investment loss to average net
   assets(3):                                           (1.17)%         (0.70)%
 Portfolio turnover rate                                  124%            61%

----------
(1)  Class I commenced operations on August 20, 1998.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                        Pilgrim MidCap Opportunities Fund     23

                                                                       Financial
PILGRIM SMALLCAP OPPORTUNITIES FUND                                   Highlights
--------------------------------------------------------------------------------

The following chart shows the Fund's financial performance by Class I shares. The figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                            April 1,
                                                              1999
                                                               to
                                                            June 30,
                                                              1999
                                                          (unaudited)(4)
                                                          --------------
Operating performance:
 Net asset value at the beginning of the period              $ 31.78
 Net investment loss                                           (0.05)
 Net realized and unrealized gain on
   investments                                                  4.62
 Total from investment operations                               4.57
 Net asset value at the end of the period                      36.35
 Total investment return(1)                                    14.38%

Ratios and supplemental data:
 Net assets at the end of the period ($000s)                      --(2)
 Ratio of expenses to average net assets(3)                     0.49%
 Ratio of expense reimbursement to average
   net assets(3)                                                  --
 Ratio of net investment loss to average
   net assets(3)                                               (0.38)%
 Portfolio turnover rate                                         136%

----------
(1)  Assumes dividends have been reinvested.
(2)  Less than $1,000.
(3)  Annualized.
(4)  Class I commenced operations on April 1, 1999.


24   Pilgrim SmallCap Opportunities Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL AND SEMI-ANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

You may request a free copy of any of these documents by calling or writing the Funds' Shareholder Servicing Agent at:

The Pilgrim Funds
40 North Central Avenue, Suite 1200
Phoenix, AZ 85004

1-800-992-0180

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth Opportunities Fund     811-4431
Pilgrim Equity Trust                  811-8817
Pilgrim Mayflower Trust               811-7978
Pilgrim SmallCap Opportunities Fund   811-4434


                                   Prospectus
IPROS0100-010400                 January 4, 2000

                         GRAPHICS DESCRIPTION APPENDIX


There are four icon sized graphics used throughout the prospectuses as follows:


1. In the sections describing the Objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the Investment Strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the Risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the Performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.